Commitments and Contingencies	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies [Abstract]
Commitments and Contingencies
10.	Commitments and Contingencies:

Contingencies
Various claims, lawsuits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. As of June 30, 2023, management is not aware of any material claims or contingent liabilities, which have not been disclosed, or for which a provision has not been established in the accompanying consolidated financial statements.
The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities that should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company is covered for liabilities associated with the individual vessels’ actions to the maximum limits as provided by Protection and Indemnity (P&I) Clubs, members of the International Group of P&I Clubs.

Commitments

The Company operates certain of its vessels under lease agreements. Time charters typically may provide for charterers’ options to extend the lease terms and termination clauses. The Company’s time charters range from 10 to 60 months and extension periods vary from 6 to 26 months. In addition, the time charters contain termination clauses which protect either the Company or the charterers from material adverse events. Variable lease payments in the Company’s time charters vary based on changes on freight market index. The Company has the option to convert some of these variable lease payments to fixed based on the prevailing Capesize forward freight agreement rates.
The following table sets forth the Company’s future minimum contractual charter revenue based on vessels committed to non-cancelable time charter contracts as at June 30, 2023. For index-linked time charter contracts the calculation was made using the initial charter rates   (these amounts do not include any assumed off-hire).

Twelve month periods ending June 30,	Amount
2024	101,772
2025	21,726
2026	12,911
Total	136,409

The office rent expense for the periods ended June 30, 2023 and 2022 was $83 and $83, respectively.

The following table sets forth the Company’s undiscounted office rental obligations as at June 30, 2023:

Twelve month periods ending June 30,	Amount
2024	130
2025	130
2026	130
2027	130
Thereafter	98
Total	618
Less: imputed interest	(166)
Present value of lease liabilities	452

Lease liabilities, current	106
Lease liabilities, non-current	346
Present value of lease liabilities	452

On May 9, 2023, the Company entered into a twelve-month bareboat charter agreement, which has not yet commenced, with an unaffiliated third party for a secondhand Newcastlemax vessel, which will be renamed Titanship. As of June 30, 2023, the Company has advanced a down payment of $3,500 which was paid upon signing of the agreement and such amount is included in “Prepaid expenses other, non-current” in the unaudited consolidated balance sheets. Seanergy will further pay $3,500 on delivery of the vessel to the Company, which is estimated to take place between August and December 2023, and will be paying a daily bareboat rate of $9 over the period of the twelve-month bareboat charter. At the end of the bareboat period, the Company has an option to purchase the vessel for $20,200.